SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): April 2, 2001



                           ORASURE TECHNOLOGIES, INC.
                           --------------------------
                 (Exact name of issuer as specified in charter)



       DELAWARE                    1-10492                    36-4370966
    (State or Other              (Commission              (I.R.S. Employer
     Jurisdiction                    file                   Identification
  of Incorporation or               number)                    Number)
     Organization)



                               150 WEBSTER STREET
                          BETHLEHEM, PENNSYLVANIA 18015
                    (Address of principal executive offices)


                                 (610) 882-1820
              (Registrant's telephone number, including area code)

ITEM 5 - OTHER EVENTS.

OraSure Technologies, Inc. (the "Company") is filing a set of "Frequently Asked Questions" and the answers to these questions. The Frequently Asked Questions reflect information that experience has demonstrated to be often asked by analysts and investors.

                           ORASURE TECHNOLOGIES, INC.

                           FREQUENTLY ASKED QUESTIONS

     SEE "IMPORTANT INFORMATION REGARDING THE ANSWERS TO FREQUENTLY ASKED
               QUESTIONS" BELOW (REVISED THROUGH APRIL 2, 2001)

WHAT IS ORASURE TECHNOLOGIES AND HOW LONG HAS IT BEEN IN BUSINESS?

OraSure Technologies is a new company resulting from the merger between Epitope, Inc. (Nasdaq NM: EPTO) and STC Technologies, a closely held private company, effective September 29, 2000. Our combined company leverages expertise in oral fluid testing for infectious disease and drugs-of-abuse in order to extend the reach of oral fluid testing to the benefit of millions of people. Epitope, Inc. was incorporated in 1981 and STC Technologies was founded under the name of SolarCare, Inc. in 1987. Neither of these companies continues to exist as a separate corporate entity.

WHAT ARE ORASURE'S MAIN PRODUCTS?

OraSure's four platform technologies--OraQuick(R), OraSure(R), UPT(TM) and UPlink(TM)-- provide the foundation for our growing line of products.

WHAT IS UP-CONVERTING PHOSPHOR TECHNOLOGY (UPT(TM))?

UPT(TM) is a proprietary label that can be applied to the detection of minute quantities of various substances such as antibodies, antigens, proteins, and DNA. UPT utilizes phosphorescent particles that up-convert infrared energy to visible light. When used in conjunction with antibodies or DNA probes, UPT particles produce virtually no background interference, which dramatically increases the sensitivity of any test system. In addition to elimination of interference, these particles are stable in a variety of biological specimens, allow simultaneous detection of multiple biological markers, and allow for miniaturization of the test platform.

WHAT IS UPT(TM) EXPECTED TO DO FOR THE COMPANY?

UPT is a major new label technology, improving sensitivity by up to three orders of magnitude over existing label technologies. It has a broad array of potential applications, including:

o Human clinical diagnosis for infectious disease, cancer, drugs-of-abuse, allergies, and cardiac conditions.

o     Biological diagnostic systems for food and environmental testing.

o     Genomics and pharmacogenomics.

o     Veterinary testing.

o     Surgical imaging.

WHAT ARE ORASURE'S PRIMARY MARKETS?

OraSure's primary markets today include the infectious disease market, the drugs-of-abuse testing market and insurance testing market. There are an estimated 34 million HIV infected people in the world, making it a significant public health issue - both domestically and internationally. Drugs-of-abuse testing is a $1.5 billion market in the United States and is expected to grow approximately 6% per year. OraSure Technologies currently sells oral fluid diagnostic products to over 170 life insurance companies in the U.S. market.

DO ORASURE'S PRODUCTS HAVE FDA CLEARANCE/APPROVAL?

OraSure Technologies' OraSure HIV-1 is the only FDA approved oral fluid sample collection device available for use in testing for antibodies to the HIV-1 virus. The OraSure HIV-1 Western Blot is an FDA approved confirmatory test for use with an OraSure HIV-1 oral fluid sample. Also, Intercept, Q.E.D., Histofreezer, and selected MICRO-PLATE and AUTO-LYTE assays have FDA clearance.

FOR WHAT PRODUCTS IS THE COMPANY SEEKING FDA CLEARANCE/APPROVAL?

OraSure Technologies commenced U.S. clinical trials in August 2000 for OraQuick HIV-1/2, with a goal of a pre-market approval submittal to the FDA in the second quarter of 2001. Also, the UPlink system was submitted for FDA clearance in the first quarter of 2001. FDA submission of an OraSure device-based hepatitis testing service is expected in the first quarter of 2002.

WHO ARE ORASURE'S CUSTOMERS?

OraSure's medical devices and diagnostic products are used by public- and private-sector clients, clinical laboratories, physicians' offices and in workplace testing. OraSure is the leading supplier of oral fluid collection devices and related assays to the life insurance industry and public health markets for the detection of antibodies to HIV and other conditions. In addition, OraSure supplies oral fluid testing solutions for drugs-of-abuse testing and is developing new oral fluid tests for diabetes and Hepatitis C. OraSure intends to leverage its UPT platform into licensing opportunities in a variety of markets, such as food testing, environmental testing, and genomics.

WHERE ARE ORASURE'S PRODUCTS CURRENTLY DISTRIBUTED?

OraSure has worldwide coverage for its products

WHO ARE ORASURE'S PRINCIPAL PARTNERS?

OraSure's FDA approved oral fluid Western blot is marketed and distributed under an exclusive arrangement with Organon Teknika Corporation.

In May 1999, OraSure contracted with LabOne, Inc. to market and provide oral fluid analysis for the Intercept(TM) Drugs of Abuse product line in North America for work-site drug testing. LabOne also provides laboratory services for some of OraSure's public health clients.

In March 2000, OraSure signed a research and development agreement with Drager, a European manufacturer and supplier of medical products for the purpose of developing the UPlink system for rapid detection of drugs -of abuse in oral fluid. Drager will distribute the product worldwide for roadside drug testing and in select criminal justice applications.

In September 2000, OraSure signed a research and development agreement with Meridian Bioscience (formerly Meridian Diagnostics). Meridian and OraSure will work together to develop, manufacture and sell a broad range of point-of-care tests for the rapid detection of parasites, gastrointestinal, and upper respiratory diseases using the UPlink system. Meridian will distribute the products worldwide.

In November 2000, OraSure signed a distribution agreement with Edison Africa for distribution of the OraQuick product in South Africa and sub-Saharan Africa through its sub-distributor, UCB, a large pharmaceutical company with key relationships in the physician's community.

WHAT ARE ORASURE TECHNOLOGIES' PRIORITIES FOR THE REMAINDER OF 2001?

o Submit OraQuick HIV for FDA approval by the end of the second quarter, 2001, expand international distribution, and begin expanding the product line to include other public health tests.

o Expand the UPlink product line to include other tests, targeting multiple point-of-care applications.

o Launch Intercept into the criminal justice and drug rehabilitation markets, and further penetrate the workplace testing market.

o Expand the OraSure product line to include other tests - syphilis, hepatitis and diabetic markers.

o     Complete new joint development agreements in other markets with UPT.

o Grow revenues by 50% in 2001, achieve profitability in the second half of 2001 and for the year as a whole.

HOW DO I GET MORE INFORMATION?

You   can   reach   OraSure's    Investor    Relations   team   via   email   at
investorinfo@orasure.com or by calling Michelle Sells at 503-641-6115.

  IMPORTANT INFORMATION REGARDING THE ANSWERS TO FREQUENTLY ASKED QUESTIONS

The foregoing "Frequently Asked Questions" contain certain "forward-looking statements," within the meaning of the Federal securities laws. These include statements about expected revenues, earnings, future product performance or development, expected regulatory filings and approvals, and views of future industry or market conditions. Forward-looking statements are not guarantees of future performance or results. Known and unknown factors could cause actual performance or results to be materially different from those expressed or implied in these statements. Some of these factors are: ability to market products; impact of competitors, competing products and technology changes; ability to develop, commercialize and market new products; market acceptance of oral fluid testing products and up-converting phosphor technology products; ability to fund research and development and other projects and operations; ability to obtain and timing of obtaining necessary regulatory approvals; ability to develop product distribution channels; uncertainty relating to patent protection and potential patent infringement claims; ability to enter into international manufacturing agreements; obstacles to international marketing and manufacturing of products; loss or impairment of sources of capital; exposure to product liability and other types of litigation; changes in international, federal or state laws and regulations; changes in relationships with strategic partners and reliance on strategic partners for the performance of critical activities under collaborative arrangements; changes in accounting practices or interpretation of accounting requirements; equipment failures and ability to obtain needed raw materials and components; and general business and economic conditions. These and other factors that could cause the forward-looking statements to be materially different are described in greater detail in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Although forward-looking statements help to provide complete information about future prospects, they may not be reliable.

The forward-looking statements contained in the answers to the "Frequently Asked Questions" may become outdated over time. The Company does not assume any responsibility for updating any forward-looking statements. From time-to-time, statements made by the Company may modify or replace prior statements found in the "Frequently Asked Questions" or other releases and investors should refer to the most recently dated material available. Presenting information in the "Frequently Asked Questions" or updating this information from time to time should not be deemed an acknowledgement that such information is material or otherwise required to be disclosed.

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ORASURE TECHNOLOGIES, INC.


Date: April 2, 2001                       By: /s/ Jack E. Jerrett
                                              -------------------
                                              Jack E. Jerrett
                                              Vice President, General Counsel
                                              and Secretary